SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 17, 1998



                          WEBSTER FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-15213                06-1187536
  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              File Number)          Identification No.)


                   WEBSTER PLAZA, WATERBURY, CONNECTICUT 06702
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 753-2921


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Webster Financial Corporation ("Webster") announced on March 17, 1998 that its Board of Directors has declared a two-for-one stock split. The stock split is subject to approval by Webster's shareholders of an amendment to Webster's certificate of incorporation to increase the authorized number of shares of Webster common stock from 30,000,000 to 50,000,000 shares, which will be considered by shareholders at a special meeting to be held on April 2, 1998. Webster issued a press release on March 17, 1998 describing the stock split and providing additional information about Webster. Such press release is filed as
Exhibit 99 hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     99   Press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEBSTER FINANCIAL CORPORATION
                                           (Registrant)


                                           /s/ John V. Brennan
                                           -------------------------------------
                                           John V. Brennan
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer



Date: March 19, 1998

                                  EXHIBIT INDEX

     99   Press release